UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                  Form 8-K


                               Current Report
                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934



                      Date of Report: August 16, 2002
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                    Phoenix International Industries, Inc.
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    (Exact name of small business issuer as specified in its charter)


                     Commission File Number: 000-17058
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          Florida                                        59-2565462
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  (State of incorporation)                        (IRS Employer ID Number)


             1750 Osceola Drive, West Palm Beach, FL 33409
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                 (Address of principal executive offices)

                             (561) 688-0440
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                       (Issuer's telephone number)


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Item 4.  Changes in Registrant's Certifying Accountant

On July 15, 2002, the Company's Board of Directors made a decision to terminate the services of Wieseneck, Andres & Associates, P. A. (Wieseneck) of North Palm Beach, FL as the Company's independent auditors. The termination of Wieseneck resulted from a business decision made by the Board of Directors to engage an independent accounting firm with broader experience in providing services to entities filing periodic reports under the Securities Exchange Act of 1934 and registration statements under the Securities Act of 1933.

The Company informally notified Wieseneck of the Board's decision, concurrent with the Board action. The Company confirmed the dismissal of Wieseneck in writing on August 7, 2002. The Company has furnished Wieseneck with a copies of the draft of this Form 8-K, and earlier versions authored prior to August 8, 2002. The Company has requested Wieseneck to provide a letter addressed to the SEC stating that it agrees with the statements in the immediately preceding paragraph. As of August 16, 2002, Wieseneck has not provided the requested letter. When issued by Wieseneck, said letter will be filed as Exhibit 16.1 in an amendment to this Form 8-K.

No accountant's report on the financial statements for either of the past two (2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

During the Company's two most recent fiscal years (ended May 31, 2001 and 2000) and from May 31, 2001 to the date of this Report, there were no disagreements with Wieseneck on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K, during the Company's two most recent fiscal years (ended May 31, 2001 and 2000) and from May 31, 2001 to the date of this Report.

On July 16, 2002, the Company's Board of Directors approved the retention of the accounting firm of S. W. Hatfield, CPA of Dallas, Texas as its independent auditors for the fiscal year ending May 31,2002. During the Company's two most recent fiscal years ended May 31, 2002, and the subsequent interim periods through the date of this Report, the Company did not consult with S. W. Hatfield, CPA regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description
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16.1		Letter regarding change in certifying accountant - to be
                provided via amendment when issued by the Company's former certifying accountant

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                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Phoenix International Industries, Inc.

Date: August 12, 2002                 By:       /s/ Gerard Haryman
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                                         Gerard Haryman	President


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